UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 26, 2006

                        COLLECTIBLE CONCEPTS GROUP, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                     000-30703                95-4026880
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

            1600 Lower State Road, Doylestown, Pennsylvania 18901
            -----------------------------------------------------
            (Address of principal executive offices and Zip Code)

      Registrant's telephone number, including area code (215) 491-1075

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      On July 28, 2006, Collectible Concepts Group, Inc. (the "Company") engaged the firm of Russell Bedford Stefanou Mirchandani LLP ("Russell Bedford") to serve as its independent registered public accountants for the fiscal year ending February 28, 2007. On July 26, 2006, the Company received notice from Weinberg & Company, PC ("Weinberg") that it was resigning as the Company's independent registered public accountants. The decision to hire Russell Bedford was recommended and approved by the Company's Board of Directors.

      During the two fiscal years ended February 28, 2005 and 2006, and through July 26, 2006, (i) there were no disagreements between the Company and Weinberg on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Weinberg would have caused Weinberg to make reference to the matter in its reports on the Company's financial statements, and (ii) except for Weinberg's report on the Company's February 28, 2006 and 2005 financial statements dated June 23, 2006 and June 6, 2005, respectively, which included an explanatory paragraph wherein they expressed substantial doubt about the Company's ability to continue as a going concern, Weinberg's reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, or was modified as to audit scope or accounting principles. During the two fiscal years ended February 28, 2006 and 2005 and through July 26, 2006, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B.

      During the two fiscal years ended February 28, 2006 and 2005 and through July 26, 2006, the Company has not consulted with Russell Bedford regarding either:

      1. The application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to Russell Bedford nor oral advice was provided that Russell Bedford concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or
      2. Any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv) of Regulation S-B.

      On July 28, 2006, the Company provided Weinberg with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Weinberg furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements within 10 business days of the filing of this Form 8-K. Such letter is filed herewith as Exhibit 16.2.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS.

EXHIBIT
NUMBER                                    DESCRIPTION
--------------------------------------------------------------------------------
16.1           Letter dated July 26, 2006 from Weinberg & Company, P.A.
16.2 Letter on change in certifying accountant dated July 28, 2006 from Weinberg & Company, P.A.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          COLLECTIBLE CONCEPTS GROUP, INC.


Date: July 28, 2006                        /s/ Paul S. Lipschutz
                                          ------------------------------
                                          Paul S. Lipschutz
                                          Chief Executive Officer